Net Loss per Share	12 Months Ended
Dec. 31, 2013
Net Loss per Share

13. Net Loss per Share

Basic loss per share is calculated by dividing net loss by the weighted-average number of common shares outstanding during the period, less shares subject to repurchase, and excludes any dilutive effects of employee share-based awards and warrants. Diluted net income per common share is computed giving effect to all potential dilutive common shares, including common stock issuable upon exercise of stock options, and unvested restricted common stock and stock units. As we had net losses for the years ended December 31, 2011, 2012 and 2013, all potential common shares were determined to be anti-dilutive.

The following table sets forth the computation of net loss per common share (in thousands, except per share amounts):

	Year Ended December 31,
	2011	2012	2013
Numerator:
Net loss	$(16,782)	$(35,756)	$(120,635)

Denominator:
Weighted average number of shares outstanding—basic and diluted	8,447	10,917	45,271

Net loss per share—basic and diluted	$(1.99)	$(3.28)	$(2.66)

The following outstanding options, unvested shares and units, ESPP shares, warrants, and convertible preferred stock were excluded (as common stock equivalents) from the computation of diluted net loss per common share for the periods presented as their effect would have been antidilutive (in thousands):

	As of December 31,
	2011	2012	2013

Options to purchase common stock	14,711	17,336	27,422
Unvested early exercised common shares	2,556	7,832	4,877
Unvested restricted stock awards and units	—	—	3,602
Convertible preferred stock	69,473	73,747	—
Warrants to purchase convertible preferred stock	616	616	—
Warrants to purchase common stock	—	—	312
ESPP shares	—	—	249